                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------




                                    FORM 8-K



                                CURRENT  REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



        DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): MAY 10, 1996


                                  DIGICON INC.
             (Exact name of registrant as specified in its charter)




        Delaware                  1-7427                     76-0343152
(State of Incorporation) (Commission File Number) (IRS Employer Identification
                                                     No.)

                                  3701 Kirby Drive
                                Houston, Texas 77098
                      (Address of Principal Executive Offices)

                                    713/526-5611
                (Registrant's telephone number, including area code)

                                  (Not Applicable)
            (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

     On May 10, 1996, Digicon Inc. (the "Company") and Veritas Energy Services Inc. ("Veritas") announced the signing of a definitive Combination Agreement related to the previously announced proposed merger of the two companies to form Veritas DGC Inc. The terms of the agreement substantively provide for the exchange by the Company of 0.80 Digicon shares for each Veritas share in a pooling of interest transaction on a tax deferred basis. The transaction has been approved by the board of directors of each company. Fairness opinions regarding the transactions have been rendered by PaineWebber Incorporated on behalf of the Digicon shareholders and Rauscher Pierce Refsnes, Inc. on behalf of Veritas shareholders.

     The transaction is subject to approval by the shareholders of each company in meetings expected to be held in July. The proposed merger also remains subject to applicable Canadian and United States regulatory approval, and it is expected that all required regulatory filings will be made shortly. The companies presently expect the transaction to close prior July 31, 1996. The May 10, 1996 news release of the Company concerning this transaction and a copy of the Combination Agreement has been filed with the Securities and Exchange Commission as an Exhibit to this Form 8-K. This summary description of the transaction does not purport to be complete and is qualified by reference to the press release and the Combination Agreement.

ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS


Exhibit No.                          Exhibit
-----------                          -------
   2.1*      Combination Agreement dated as of May 10, 1996, between Digicon
             Inc. and Veritas Energy Services Inc.
             (Filed herewith.)

   20.1      News Release of Digicon Inc. dated May 10, 1996.
             (Filed herewith.)


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     *   This Agreement omits certain schedules which will be provided upon request.



                                      1
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 17, 1996
                                        DIGICON INC.


                                        By: /s/ RICHARD W. MCNAIRY
                                           -------------------------------
                                                Richard W. McNairy,
                                           Vice President and Principal
                                                 Financial Officer

                                      2

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                            EXHIBIT  INDEX


Exhibit No.                          Exhibit
-----------                          -------

   2.1* Combination Agreement dated as of May 10, 1996, between Digicon Inc. and Veritas Energy Services Inc.
             (Filed herewith.)

   20.1      News Release of Digicon Inc. dated May 10, 1996.
             (Filed herewith.)


-------------------
     * This Agreement omits certain schedules which will be provided upon request.